Exhibit 99.1

UNION

Union First Market Bankshares

Investor Presentation July 2012

UNION

Union First Market Bankshares

Overview

Financial Performance

Near-Term

Outlook Q&A

Forward-Looking Statement

UNION

Union First Market Bankshares

Certain statements in this report may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are statements that include projections, predictions, expectations or beliefs about future events or results or otherwise and are not statements of historical fact. Such statements are often characterized by the use of qualified words (and their derivatives) such as “expect,” “believe,” “estimate,” “plan,” “project,” “anticipate” or other statements concerning opinions or judgment of the Company and its management about future events. Although the Company believes that its expectations with respect to forward-looking statements are based upon reasonable assumptions within the bounds of its existing knowledge of its business and operations, there can be no assurance that actual results, performance or achievements of the Company will not differ materially from any future results, performance or achievements expressed or implied by such forward-looking statements. Actual future results and trends may differ materially from historical results or those anticipated depending on a variety of factors, including, but not limited to, the effects of and changes in: general economic and bank industry conditions, the interest rate environment, legislative and regulatory requirements, competitive pressures, new products and delivery systems, inflation, changes in the stock and bond markets, accounting standards or interpretations of existing standards, mergers and acquisitions, technology, and consumer spending and savings habits. The Company does not update any forward-looking statements that may be made from time to time by or on behalf of the Company.

Company Overview

UNION

Union First Market Bankshares

One of the largest financial services organizations headquartered in Virginia

Holding company formed in 1993 Banking history in some communities goes back more than 100 years

Assets of $4.0 Billion

Comprehensive financial services provider offering: banking, mortgage, investment, trust and insurance

Investment Highlights

UNION

Union First Market Bankshares

Uniquely positioned in Virginia – locations, products and services

Branch footprint provides a competitive advantage and unique franchise value

Experienced management team

Successful acquirer and integrator

Proven financial performance in good and bad economic climates

Virginia Population Expansion

UNION

Union First Market Bankshares

Population Change, 2000 to 2010

Lost Population

Gained 0- 5,000

Gained 5,001 -10,000

Gained 10,001 – 25,000

Gained 25,001 – 50,000

Gained more than 50,000

Source: Weldon Cooper Center, UVA

Union First Market Footprint

UNION

Union First Market Bankshares

Branch Location Map

UNION

Union First Market Bankshares

UNION FIRST MARKET BANK

UNION INVESTMENT SERVICES

UNION MORTGAGE GROUP

Added 8 new branches in 2011 Closed 4 branches in 2012

Only community bank with a presence in top 7 Virginia banking markets

Banking market ranking includes deposits, economic and population growth

Along major corridors (I-95, I-64, I-81) Stable/Growing population markets Economically diverse markets

Quality Franchise

UNION

Union First Market Bankshares

Company Ticker State Branches Assets

1 Cullen/Frost Bankers, Inc. CFR TX 128 $18.5

2 Pinnacle Financial Partners, Inc. PNFP TN 34 4.8

3 Union First Market Bankshares Corp. UBSH VA 100 3.9

Dollars in billions

Franchise

Scale

Source: SNL Financial as of 6/30/11

Proj.

’10-’15 pop.

growth >5%: 3

Top 5 DMS in top 50 MSA: 6

>40% of franchise based in

1 MSA: 35

Concentrated in footprint in one state: 47

Banks and thrifts greater than $3.0B in assets: 220

Richmond, VA MSA

Rank Institution (ST) Branch Count Deposits in Market ($M) Market Share (%)

1 Bank of America Corp. (NC) 31 10,621 35.8

2 Wells Fargo & Co. (CA) 65 6,322 21.3

3 SunTrust Banks Inc. (GA) 47 2,930 9.9

4 BB&T Corp. (NC) 48 2,580 8.7

5 Union First Market Bkshs Corp. (VA) 45 1,567 5.3

6 Franklin Financial Corp. (VA) 8 662 2.2

7 Village Bank & Trust Finl Corp (VA) 15 506 1.7

8 First Capital Bancorp Inc. (VA) 7 439 1.5

9 C&F Financial Corp. (VA) 11 409 1.4

10 Community Bankers Trust Corp (VA) 9 377 1.3

Totals (1-10) 286 26,413 89.0

Totals (1-35) 384 29,683 100.0

First Half Highlights

UNION

Union First Market Bankshares

More than 2,200 new households in the first half

Continued deposit and loan growth

Closed 4 branches as part of branch rationalization analysis

New mortgage originators and low rate environment driving growth

Asset quality continues to improve

Capital levels are strong

Raised Quarterly Dividend twice in 2012 – now at 10 cents a share

Financial Performance

UNION

Union First Market Bankshares

$3,000,000

$3,500,000

$3,000,000

$2,500,000

$2,500,000

$2,000,000

$2,000,000

$1,500,000

$1,500,000

$1,000,000

$1,000,000

2008

2009

2010

2011

1Q 2012

2Q 2012

2008

2009

2010

2011 1Q 2012 2Q 2012

Loans ($M)

Deposits ($M)

$4,000,000

$3,500,000

$3,000,000

$2,500,000

$2,000,000

$1,500,000

$1,000,000

2008

2009

2010

2011

1Q 2012

2Q 2012

Assets ($M)

Financial Performance

UNION

Union First Market Bankshares

Total Portfolio is $647 MM

Did not invest in

or 16.2% of assets

Pooled TRUPs

2Q12 yield on total securities of 3.68%

Investment Portfolio

% of Portfolio

$ in thousands

U.S. government and agency securities

0.6%

3,576

Obligations of states and political subdivisions

32.1%

207,783

Corporate and other bonds

1.5%

9,391

Mortgage-backed securities

62.4%

403,510

Federal Reserve Bank stock – restricted

1.0%

6,754

Federal Home Loan Bank stock – restricted

1.9%

12,537

Other securities

0.5%

3,283

Total securities

100.0%

646,834

Data as of Q2 2012

Loan Portfolio

UNION

Union First Market Bankshares

Construction, Land Development, and Other Land, 15.5%

Credit Cards , 0.7%

Other, 1.4%

Personal , 8.0%

Commercial , 5.9%

Second Mortgages,

1.7%

Equity Lines of Credit , 10.5%

Residential 1-4 Family, 15.9%

Commercial Real Estate,

40.3%

6/30/2012

Construction, Land Development, and Other Land

$447.7

15.5%

Commercial Real Estate

$1,164.7

40.3%

Residential 1-4 Family

$458.7

15.9%

Equity Lines of Credit

$304.6

10.5%

Second Mortgages

$49.5

1.7%

Commercial

$170.6

5.9%

Personal

$231.3

8.0%

Credit Cards

$19.7

0.7%

Other

$41.0

1.4%

Gross Loans

$2,887.8

100.0%

Change 6/11 to 6/12

% of

$

Portfolio

% of Type

Construction, Land Development, and Other Land

-$25.9

-1.1%

-5.5%

Commercial Real Estate

$77.8

2.3%

7.2%

Residential 1-4 Family

$10.4

0.2%

2.3%

Equity Lines of Credit

$2.9

0.0%

1.0%

Second Mortgages

-$13.0

-0.5%

-20.8%

Commercial

$5.0

0.1%

3.0%

Personal

-$25.9

-1.0%

-10.1%

Credit Cards

$2.4

0.1%

13.9%

Other

-$5.5

-0.2%

-11.8%

Gross Loans

$28.2

1.0%

Based on call report filings

Construction & Development

UNION

Union First Market Bankshares

6/30/2012

Raw Land, 18.4%

Other (including loan settlement), 0.9%

Consumer Construction, 5.7%

Commercial Construction, 12.0%

Residential Builder Lots, 10.5%

Residential Non Builder Lots, 8.9%

Construction Loans to Builders, 14.7%

Land Development / Commercial Lots, 28.9%

Raw Land $82.5 18.4%

Land Development / Commercial Lots $129.5 28.9%

Construction Loans to Builders $65.7 14.7%

Residential Non Builder Lots $39.8 8.9%

Residential Builder Lots $47.0 10.5%

Commercial Construction $53.6 12.0%

Consumer Construction $25.5 5.7%

Other (including loan settlement) $4.1 0.9%

$447.7 100.0%

Change 6/11 to 6/12

% of

$ Portfolio % of Type

Raw Land -$23.1 -3.9% -21.9%

Land Development / Commercial Lots $3.6 2.3% 2.9%

Construction Loans to Builders $1.9 1.2% 3.0%

Residential Non Builder Lots -$2.7 -0.1% -6.4%

Residential Builder Lots -$7.6 -1.0% -13.9%

Commercial Construction -$9.3 -1.3% -14.8%

Consumer Construction $8.3 2.1% 48.3%

Other (including loan settlement) $3.0 0.7% 272.7%

-$25.9 -5.5%

Based on call report filings

Commercial Real Estate

UNION

Union First Market Bankshares

Owner Occupied Commercial RE, 41.2%

Other, 0.4%

Small Mixed Use Building, 2.7%

Special Use, 6.1%

Hotel, Motel, B&B, 4.8%

Multi Family, 11.8%

Office Warehouse, 8.2%

Office, 11.9%

6/30/2012

Owner Occupied Commercial RE

$480.2

41.2%

Retail

$148.8

12.8%

Office

$139.1

11.9%

Office Warehouse

$95.9

8.2%

Multi Family

$137.5

11.8%

Hotel, Motel, B&B

$55.7

4.8%

Special Use

$70.8

6.1%

Small Mixed Use Building

$31.5

2.7%

Other

$5.2

0.4%

$1,164.7

100.0%

Retail, 12.8%

Change 6/11 to 6/12

% of

$

Portfolio

% of Type

Owner Occupied Commercial RE

$17.4

-1.4%

3.8%

Retail

$16.2

0.6%

12.2%

Office

$13.0

0.3%

10.3%

Office Warehouse

-$4.8

-1.0%

-4.8%

Multi Family

$33.6

2.2%

32.3%

Hotel, Motel, B&B

-$3.2

-0.6%

-5.4%

Special Use

$11.0

0.6%

18.4%

Small Mixed Use Building

-$2.5

-0.4%

-7.4%

Other

-$2.8

-0.3%

-35.0%

$77.9

7.2%

Based on call report filings

Risk Management

UNION

Union First Market Bankshares

Lending Philosophy

In-market lender

Granular portfolio analysis Full guarantees of commercial credits

Best In Class Risk Mitigation Practices

Our standard practice for years Forward looking Move early to protect Special Assets Committee

Control Environment

Strong internal policies

Active compliance, audit teams Positive regulatory relations

Acted Early In The Current Cycle

Reappraised loans starting in late 2007 Received additional collateral where necessary Working with clients wherever possible Better results than Virginia peers

Asset Quality Trends

UNION

Union First Market Bankshares

2.50% 2.00% 1.50% 1.00% 0.50% 0.00%

2008

2009

2010

2011

1Q 2012

2Q 2012

ALLL Adjusted for Acquired Loans

Allowance to Loans (ALLL)

Charge-offs to Average Loans

Provision for Loan Losses to Average Loans

NPLs to Loans

NPAs by Type

UNION

Union First Market Bankshares

OREO / Real Estate Investment, 2.0% Other, 0.5%

OREO, 45.7%

Construction and Land Development, 29.6%

Commercial, 11.1%

Commercial Non-Owner Occupied, 0.4%

Consumer, 4.1%

Commercial Owner Occupied, 6.5%

6/30/2012

Construction and Land Development $22.2 29.6%

Commercial $8.3 11.1%

Commercial Non-Owner Occupied $0.3 0.4%

Commercial Owner Occupied $4.9 6.5%

Consumer $3.1 4.1%

OREO $34.3 45.7%

OREO / Real Estate Investment $1.5 2.0%

Other $0.4 0.5%

$75.0 100.0%

Change 6/11 to 6/12

% of

$ Portfolio

% of Type

Construction and Land Development

-$5.2

-0.6%

-19.0%

Commercial

-$4.5

-3.1%

-35.2%

Commercial Non-Owner Occupied

-$1.4

-1.5%

-82.4%

Commercial Owner Occupied

-$1.7

-0.8%

-25.8%

Consumer

-$1.5

-0.9%

-32.6%

OREO

-$1.3

6.4%

-3.7%

OREO / Real Estate Investment

$0.0

0.3%

0.0%

Other

$0.0

0.1%

0.0%

-$15.6

-17.2%

Based on call report filings

NPAs by Market

UNION

Union First Market Bankshares

Richmond, 33.9%

Charlottesville, 9.1%

Northern Virginia, 0.0%

Other, 2.1%

Rappahannock, 3.5%

Hampton Roads, 4.1%

Northern Neck, 13.7%

Fredericksburg, 33.6%

NPAs by Market

UNION

Union First Market Bankshares

6/30/2012

$ % of Portfolio

Charlottesville

$6.8 9.1%

Richmond

$25.4 33.9%

Fredericksburg

$25.2 33.6%

Northern Neck

$10.3 13.7%

Hampton Roads

$3.1 4.1%

Rappahannock

$2.6 3.5%

Northern Virginia

$0.0 0.0%

Other

$1.6 2.1%

$75.0 100.0%

Change 6/11 to 6/12

$ % of

% of Portfolio

Market

Charlottesville

$4.0 6.0% 142.9%

Richmond

-$4.7 0.6% -15.6%

Fredericksburg

-$4.0 1.4% -13.7%

Northern Neck

-$0.8 1.5% -7.2%

Hampton Roads

-$1.8 -1.3% -36.7%

Rappahannock

-$3.0 -2.7% -53.6%

Northern Virginia

-$1.9 -2.1%

-100.0%

Other

-$3.4 -3.4% -68.0% -$15.6 -17.2%

Based on call report filings

OREO by Type

UNION

Union First Market Bankshares

6/30/2012

Construction and Land Development, $14.1 39.4%

Other, 0.0%

Real Estate Investment, 4.2%

Consumer, 11.7%

Commercial Owner Occupied, 0.0%

Commercial Non-Owner Occupied, 17.9%

Commercial, 1.7%

King Carter Golf Community, 25.1%

Construction and Land Development 39.4%

King Carter Golf Community $9.0 25.1%

Commercial $0.6 1.7%

Commercial Non-Owner Occupied $6.4 17.9%

Commercial Owner Occupied $0.0 0.0%

Consumer $4.2 11.7%

Real Estate Investment $1.5 4.2%

Other $0.0 0.0%

$35.8 100.0%

Change 6/11 to 6/12

% of

$ Portfolio % of Type

Construction and Land Development -$4.2 -9.9% -23.0%

King Carter Golf Community $0.3 1.7% 3.4%

Commercial $0.6 1.7% 0.0%

Commercial Non-Owner Occupied $2.0 6.0% 45.5%

Commercial Owner Occupied $0.0 0.0% 0.0%

Consumer $0.0 0.4% 0.0%

Real Estate Investment $0.0 0.1% 0.0%

Other $0.0 0.0% 0.0%

-$1.3 -3.5%

Based on call report filings

Deposit Composition

UNION

Union First Market Bankshares

Demand Deposits 18%

CDs < 100k 18%

CDs > 100k 17%

Savings 6%

Money market 28%

NOW accounts 13%

06/30/12

Demand Deposits

$591,757 18%

NOW accounts

$425,188 13%

Money market

$905,739 28%

Savings

$198,728 6%

CDs > 100k

$534,682 17%

CDs < 100k $562,892

17% $3,218,986 100%

Change 6/11 to 6/12

Composition Swing

$ %

Demand Deposits

$71,246 14% 2%

NOW accounts

$46,677 12% 1%

Money market

$63,604 8% 1%

Savings

$23,019 13% 0%

CDs > 100k

$28,689 6% 0%

CDs < 100k

$(97,302) -15% -4%

135,933 4%

Capital Ratios

UNION

Union First Market Bankshares

16.00%

14.70%

14.68%

14.51%

14.64%

14.55%

14.00%

12.00%

10.00%

8.64%

8.91%

8.97%

9.11%

8.22%

8.00%

6.00%

4.00%

2.00%

0.00%

2009

2010

2011

1Q 2012

2Q 2012

Total risk-based capital

Tangible Equity/Tangible Assets

Net Income

UNION

Union First Market Bankshares

$35,000

$30,445

$30,000

$25,992

$24,822

$25,000

$22,922

$19,756

$20,000

$17,925

$16,343

$14,514

$15,000

$10,000

$8,360

$5,000

$0

2004

2005

2006

2007

2008

2009

2010

2011

1H 2012

Net Interest Margin

UNION

Union First Market Bankshares

5.00%

4.50%

4.00%

3.50%

3.00%

2.50%

2.00%

1.50%

1.00%

0.50%

0.00%

3.92%

3.89%

3.52%

3.22%

3.30%

3.69%

3.97%

4.22%

4.23%*

4.23%*

4.28%*

4.47%*

4.47%*

4.34%*

4.20%*

4.28%*

4.25%*

2Q08

3Q08

4Q08

1Q09

2Q09

3Q09

4Q09

1Q10

2Q10

3Q10

4Q10

1Q11

2Q11

3Q11

4Q11

1Q12

2Q12

* Excludes acquisition accounting impact

ROA/ROE Peer Comparison

UNION

Union First Market Bankshares

ROA

0.81

0.9

0.76

0.8

0.66

0.7

0.6

0.5

0.4

0.3

0.2

0.1

0

National/Regional

Virginia

Union

ROE

7.04

7.51

8.00

7.00

5.48

6.00

5.00

4.00

3.00

2.00

1.00

0.00

National/Regional

Virginia

Union

Average as of March 31, 2012

National/Regional: Bank of America, Wells Fargo, Sun Trust and BB&T

Financial Performance

UNION

Union First Market Bankshares

ROA

1.00%

0.90%

0.80%

0.70%

0.60%

0.50%

0.40%

0.30%

0.20%

0.10%

0.00%

2Q10

3Q10

4Q10

1Q11

2Q11

3Q11

4Q11

1Q12

2Q12

ROE

9.00%

8.00%

7.00%

6.00%

5.00%

4.00%

3.00%

2.00%

1.00%

0.00%

2Q10

3Q10

4Q10

1Q11

2Q11

3Q11

4Q11

1Q12

2Q12

Top-Tier Financial Performance

UNION

Union First Market Bankshares

Focus has primarily been on merger integration, products and asset quality over the past few years

Now time to turn to fee income and non-interest expense levels to improve profitability and increase returns

We are working to create a roadmap to improve efficiency, increase revenue and reduce expenses

42,

Positioned Well to Succeed

UNION

Union First Market Bankshares

Key Findings from our Fall 2011 surveys:

94% of our customers gave us either an “A” (66%) or “B” (28%)

Higher than either Union Bank & Trust or First Market Bank scored prior to the merger

Only 85% of prospects gave their Bank “A” or “B”

Net promoter score of 49% compared to competitors’ score of 21%

Teammates rate us high as an employer and as a bank

83% gave Union “A” (28%) or “B” (55%) as an employer

93% rated Union “A” (50%) or “B” (43%) as a bank

68% of Teammates are likely to recommend us as a bank

Customers rate Teammates higher than Teammates rate themselves

96% of customers gave Teammates an “A” (79%) or “B” (17%)

2012 Outlook

UNION

Union First Market Bankshares

Modest economic recovery in footprint – impact of Federal budget cuts (including defense) not known

Continued improved in asset quality as commercial and residential real estate market stabilize further

Expect loan growth in a challenging loan market and as consumer continues to deleverage

New originators in Union Mortgage still have capacity to add

Still plenty of expansion opportunities in Virginia

Organic

Acquisition

Value Proposition

UNION

Union First Market Bankshares

Branch footprint is a competitive advantage and brings a unique franchise value

Experienced management team

Successful acquirer and integrator

Strong balance sheet

Proven financial performance in all market environments

Higher ROA and ROE than Virginia peers

Increased quarterly dividend twice in 2012

UNION

Union First Market Bankshares

THANK YOU!